Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Amendment No. 1 to the Annual Report of Oceanic Exploration Company (‘the Company’) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the ‘Report’), the undersigned, Stephen M. Duncan, President of the Company and Lori A. Brundage, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 12, 2009

/s/ Stephen M. Duncan	/s/ Lori A. Brundage
Stephen M. Duncan, President	Lori A. Brundage, Chief Financial Officer